                                                              EXHIBIT 99 (a) (2)

-------------------------------------------------------------------------------

THIS DOCUMENT, AND THE OFFER DOCUMENT ARE IMPORTANT AND REQUIRE YOUR IMMEDIATE ATTENTION. THIS LETTER OF TRANSMITTAL MAY NOT BE USED TO ACCEPT THE OFFER FOR ORDINARY SHARES OF SEMA PLC; THE FORM OF ACCEPTANCE IS THE APPROPRIATE DOCUMENT FOR SUCH PURPOSES. In considering what action you should take, you are recommended immediately to seek your own financial advice from an appropriately authorized independent financial advisor.
  If you have sold or otherwise transferred all your Sema ADSs, please pass the Offer Document and all accompanying documents as soon as possible to the purchaser or transferee, or to the bank, stockbroker or other agent through whom the sale or transfer was effected for transmission to the purchaser or transferee. HOWEVER, SUCH DOCUMENTS SHOULD NOT BE DISTRIBUTED, FORWARDED OR TRANSMITTED IN OR INTO AUSTRALIA, CANADA OR JAPAN. If you hold Sema ordinary shares, you may not use this Letter of Transmittal to tender them. Sema ordinary shares can only be tendered by completing, signing and delivering the Form of Acceptance, Authority and Election.

-------------------------------------------------------------------------------
                             Letter of Transmittal
                                      for
  OFFER TO PURCHASE FOR CASH ALL OUTSTANDING ORDINARY SHARES (INCLUDING THOSE
                  REPRESENTED BY AMERICAN DEPOSITARY SHARES)
                                      of
                                   Sema plc
                                      by
                         Lehman Brothers on behalf of
                           Schlumberger Investments

               (a wholly-owned subsidiary of Schlumberger N.V.)

 THE OFFER WILL REMAIN OPEN FOR ACCEPTANCE DURING THE INITIAL OFFER PERIOD. THE INITIAL OFFER PERIOD FOR ACCEPTANCES AND WITHDRAWALS WILL EXPIRE AT 3:00 P.M. LONDON TIME, 10:00 A.M. NEW YORK CITY TIME, ON WEDNESDAY, MARCH 21, 2001, UNLESS EXTENDED TO A LATER CLOSING DATE. AT THE CONCLUSION OF THE INITIAL OFFER PERIOD, IF ALL CONDITIONS OF THE OFFER HAVE BEEN SATISFIED, FULFILLED OR, WHERE PERMITTED, WAIVED, THE OFFER WILL BE EXTENDED FOR A SUBSEQUENT OFFER PERIOD OF AT LEAST 14 CALENDAR DAYS. HOLDERS OF SEMA SECURITIES WILL HAVE THE RIGHT TO WITHDRAW THEIR ACCEPTANCE OF THE OFFER FROM THE DATE OF THIS ANNOUNCEMENT UNTIL THE SPECIFIED TIME ON THE LAST DAY OF THE INITIAL OFFER PERIOD, BUT NOT DURING THE SUBSEQUENT OFFER PERIOD.

                       The Depositary for the Offer is:
                                Citibank, N.A.
   By First Class Mail:
           By Overnight Courier, Certified or Express Mail Delivery:
                                                            By Hand:
  Citibank, N.A. P.O. Box
  685 Old Chelsea Station
    New York, N.Y. 10113
          Citibank, N.A. 915 Broadway, 5th Floor New York, N.Y. 10010
                                                     Citibank, N.A. Corporate
                                                      Trust Window 111 Wall
                                                      Street, 9th Floor New
                                                         York, N.Y. 10043
  Facsimile Transmission for Eligible
     Institutions: (212) 505-2248
                                        For Confirmation by Telephone: (800)
                                                      270-0808
 Delivery of this Letter of Transmittal to an address, or transmission of instructions via a facsimile number, other than as set forth above, does not constitute a valid delivery.
 The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.
                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

                       DESCRIPTION OF SEMA ADSs TENDERED
-------------------------------------------------------------------------------

                                                           Sema ADS(s)
                                                             Tendered
                                                             (Attach
     Name(s) and Address(es) of Registered Holder(s)        additional
 (Please fill in, if blank, exactly as name(s) appear(s)     list if
                       on ADR(s))                           necessary)

-------------------------------------------------------------------------------

                                                Total Number of     Number of
                                 ADR Serial   ADSs Represented by      ADSs
                                 Number(s)*         ADR(s)*         Tendered**
                                             ---------------------------------
                                             ---------------------------------
                                             ---------------------------------
                                             ---------------------------------
                                             ---------------------------------
                                             ---------------------------------

  * Need not be completed for book-entry transfers.
 ** Unless otherwise indicated, it will be assumed that all Sema ADSs delivered to the US depositary are being tendered. See
    Instruction 4.

  TENDERING HOLDERS OF SEMA ADSs EVIDENCED BY SEMA ADRs WILL RECEIVE PAYMENT IN DOLLARS INSTEAD OF POUNDS STERLING UNLESS THEY ELECT OTHERWISE HEREIN TO RECEIVE PAYMENT IN POUNDS STERLING. IF YOU WISH TO RECEIVE POUNDS STERLING INSTEAD OF DOLLARS, YOU MUST PLACE AN "X" IN THE BOX ENTITLED "POUNDS STERLING PAYMENT ELECTION".

  ACCEPTANCE OF THE OFFER IN RESPECT OF SEMA ORDINARY SHARES (EXCEPT INSOFAR AS THEY ARE REPRESENTED BY SEMA ADSs EVIDENCED BY SEMA ADRs) CANNOT BE MADE BY MEANS OF THIS LETTER OF TRANSMITTAL. If you hold Sema ordinary shares that are not represented by Sema ADSs, you can obtain a Form of Acceptance for accepting the Offer in respect of those Sema ordinary shares from the US Information Agent, the Dealer Manager, the US Forwarding Agent or the UK Receiving Agent. See Instruction 13 of this Letter of Transmittal.

  Delivery of a Letter of Transmittal, American Depositary Receipts ("Sema ADRs") evidencing Sema ADSs (or book-entry transfer of such Sema ADSs) and any other required documents to the US Depositary by Sema ADS holders will be deemed (without any further action by the US Depositary) to constitute an acceptance of the Offer by such holder with respect to such Sema ADSs subject to the terms and conditions set out in the Offer Document dated February 21, 2001 and this Letter of Transmittal. Certain terms used in this Letter of Transmittal and not otherwise defined herein shall have the respective meanings assigned to them in the Offer Document.

  This Letter of Transmittal is to be used if Sema ADRs evidencing Sema ADSs are to be forwarded herewith. If delivery of Sema ADSs is to be made by book-entry transfer to an account maintained by the US Depositary at The Depository Trust Company (the "Book-Entry Transfer Facility") as defined in and pursuant to the procedures for book-entry transfer set forth in Appendix I, "Part B:
Further Terms of the Offer" in the Offer Document, then either this Letter of Transmittal or an Agent's Message, as defined in the Offer Document, should be used.

  Questions or requests for assistance may be directed to the US Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth below. Requests for copies of the Offer Document, this Letter of Transmittal, the Notice of Guaranteed Delivery and all other tender offer materials may be directed to the US Information Agent as set forth below and will be furnished promptly at the Offeror's expense. Except as set out in Appendix IV of the Offer Document, the Offeror will not pay fees or commissions to any broker or dealer or any other person for soliciting tenders of Sema ADSs pursuant to the Offer. Holders of Sema ADSs may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                  The US Information Agent for the Offer is:

                            D. F. King & Co., Inc.

                                77 Water Street
                             New York, N.Y. 10005

                Banks and Brokers Call Collect: (212) 269-5550
                   All Other Call Toll-Free: (800) 755-7250

                     The Dealer Manager for the Offer is:

                                Lehman Brothers

                         Three World Financial Center
                               200 Vesey Street
                             New York, N.Y. 10285

                         Call Collect: (212) 526-5044

                              TENDER OF SEMA ADSs

[_]CHECK BOX IF SEMA ADSs IN RESPECT OF WHICH THE OFFER IS BEING ACCEPTED ARE
   BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE US DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SEMA ADSs BY BOOK-ENTRY TRANSFER):

  Name of Delivering Institution _____________________________________________

  Account Number at the Depository Trust Company _____________________________

  Transaction Code Number ____________________________________________________

  By crediting the Sema ADSs to the US Depositary's account at the Book-Entry Transfer Facility's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Offer, including transmitting to the US Depositary an agent's message, the participant in the Book-Entry Transfer Facility confirms on behalf of itself and the beneficial owners of such Sema ADSs all provisions of this Letter of Transmittal (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the US Depositary.

[_]CHECK BOX ONLY IF SEMA ADSs IN RESPECT OF WHICH THE OFFER IS BEING ACCEPTED
   ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE US DEPOSITARY AND COMPLETE THE FOLLOWING:

  Name(s) of registered owner(s) _____________________________________________

  Date of execution of Notice of Guaranteed Delivery _________________________

  Name of Institution that guaranteed delivery _______________________________

  If a holder of Sema ADSs wishes to accept the Offer and Sema ADRs evidencing such Sema ADSs are not immediately available or the procedures for book-entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach the US Depositary before the expiration of the Offer, such holder's acceptance of the Offer may nevertheless be effected using the Guaranteed Delivery Procedure set out under Appendix I, "Part B: Further Terms of the Offer". See Instruction 2 of this Letter of Transmittal. HOWEVER, RECEIPT OF A NOTICE OF GUARANTEED DELIVERY WILL NOT BE TREATED AS A VALID ACCEPTANCE FOR THE PURPOSE OF SATISFYING THE ACCEPTANCE CONDITION.

Ladies and Gentlemen:

  The undersigned acknowledges that he or she has received and reviewed the Offer Document of Schlumberger Investments dated February 21, 2001 and this Letter of Transmittal, which together constitute Schlumberger Investments' Offer to purchase, upon the terms and subject to the conditions set out in the Offer Document, all of the issued and to be issued Sema ordinary shares and Sema ADSs.

  The undersigned hereby accepts the Offer with respect to Sema ADSs evidenced by Sema ADRs (which expression in this Letter of Transmittal shall, except where the context otherwise requires, be deemed to include, without limitation, Sema ordinary shares represented thereby) specified in the box entitled "Description of Sema ADSs Tendered" subject to the terms and conditions set forth in the Offer Document and this Letter of Transmittal, and instructs the US Depositary to inform Schlumberger Investments in writing that the Offer has been so accepted. The undersigned hereby acknowledges that delivery of this Letter of Transmittal, Sema ADRs evidencing tendered Sema ADSs (or book-entry transfer of such Sema ADSs) and any other required documents to the US Depositary by a holder of Sema ADSs will be deemed (without any further action by the US Depositary) to constitute acceptance of the Offer by such holder in respect of such holder's Sema ADSs, subject to the terms and condition set out in the Offer Document and this Letter of Transmittal.

  The undersigned understands that acceptance of the Offer by the undersigned pursuant to the procedures described herein and in the instructions hereto, subject to the withdrawal rights described in the Offer Document, will constitute a binding agreement between the undersigned and Schlumberger Investments upon the terms and subject to the conditions of the Offer. IF ACCEPTANCE HAS BEEN MADE IN RESPECT OF THE SEMA ADSs THEN A SEPARATE ACCEPTANCE IN RESPECT OF THE SEMA ORDINARY SHARES REPRESENTED BY SUCH SEMA ADSs MAY NOT BE MADE.

  The undersigned hereby delivers to the US Depositary for tender to Schlumberger Investments the above-described Sema ADSs evidenced by Sema ADRs for which the Offer is being accepted, in accordance with the terms and Conditions of the Offer Document and this Letter of Transmittal, receipt of which is hereby acknowledged.

  Upon the terms of the Offer (including, if the Offer is extended, revised or amended, the terms or conditions of any such extension, revision or amendment), and effective at the time that all conditions to the Offer have been satisfied, fulfilled or, where permitted, waived (at which time Schlumberger Investments will give notice thereof to the US Depositary), and if the undersigned has not validly withdrawn his or her acceptance, the undersigned hereby sells, assigns and transfers to, or upon the order of, Schlumberger Investments all right, title and interest in and to all Sema ADSs evidenced by Sema ADRs with respect to which the Offer is being accepted (and any and all Sema ADSs or other securities or rights issuable in respect of such Sema ADSs) and irrevocably constitutes and appoints the US Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Sema ADSs (and any such other Sema ADSs, securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver Sema ADRs for such Sema ADSs (and any such other Sema ADSs, securities or rights) or accept transfer of ownership of such Sema ADSs (and any such other Sema ADSs, securities or rights) on the account books maintained by a Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, Schlumberger Investments,
(b) present such Sema ADRs for such Sema ADSs (and any other such Sema ADSs, securities or rights) for transfer and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Sema ADSs (and any such other Sema ADSs, securities or rights), all in accordance with the terms of the Offer.

  The undersigned agrees that the execution of this Letter of Transmittal (together with any signature guarantees) and its delivery to the US Depositary shall constitute an authority to any Director of Schlumberger Investments or of Lehman Brothers in accordance with the terms of Part B of Appendix 1 of the Offer Document.

  By executing this Letter of Transmittal as set forth above, the tendering holder of Sema ADSs evidenced by Sema ADRs will agree that, effective from and after the date hereof or, if later, the date on which all conditions to the Offer are satisfied, fulfilled or, where permitted, waived: (a) Schlumberger Investments or its agents shall be entitled to direct the exercise of any votes attaching to Sema ordinary shares represented by any Sema ADSs in respect of which the Offer has been accepted or is deemed to have been accepted (the "accepted ADSs") and any other rights and privileges attaching to such Sema ordinary shares, including any right to requisition a general meeting of Sema or of any class of its securities, and (b) the execution of this Letter of Transmittal by a holder of Sema ADSs (together with any signature guarantees) and its delivery to the US depositary shall constitute in respect of accepted ADSs (i) an authority to Sema or its agents from the tendering holder of accepted ADSs to send any notice, circular, warrant, document or other communications that may be required to be sent to him or her as a Sema ADS holder to Schlumberger Investments at its registered office,
(ii) an authority to Schlumberger or its agent to sign any consent to short notice of a general meeting or separate class meeting on behalf of the holder of accepted ADSs and/or to execute a form of proxy in respect of the accepted ADSs appointing any person nominated by Schlumberger Investments to attend general meetings and separate class meetings (or any adjournments thereof) of Sema or its members (or any of them) (or any adjournments thereof) and to exercise the votes attaching to Sema ordinary shares represented by such accepted ADSs on his or her behalf, and (iii) the agreement of the tendering holder of accepted ADSs not to exercise any such rights without the consent of Schlumberger Investments and the irrevocable undertaking of such tendering holder of accepted ADSs not to appoint a proxy for or to attend general meetings or separate class meetings of Sema in respect of such accepted ADSs.

  By executing this Letter of Transmittal as set forth above, the tendering holder of Sema ADSs will represent and warrant that the tendering holder of accepted ADSs has full power and authority to accept the Offer and to tender, sell, assign and transfer Sema ADSs (and Sema ordinary shares represented by such Sema ADSs) in respect of which the Offer is being accepted or deemed to be accepted (and any and all other Sema ADSs, securities or rights issued or issuable in respect of such Sema ADSs) and, when the same are purchased by Schlumberger Investments, Schlumberger Investments will acquire good title thereto, free from all liens, equitable interests, charges, encumbrances and together with all rights attaching thereto, including voting rights and the right to receive all dividends and other distributions declared, made or paid with respect to Sema ordinary shares represented by Sema ADSs. The tendering holder of accepted ADSs will, upon request, execute any additional documents deemed by the US Depositary or Schlumberger Investments to be necessary or desirable to complete the sale, assignment and transfer of Sema ADSs evidenced by Sema ADRs in respect of which the Offer is being accepted (and any and all other Sema ADSs, securities or rights).

  By executing this Letter of Transmittal as set forth above, the tendering holder of Sema ADSs will irrevocably undertake, represent and warrant to and agree with Schlumberger Investments (so as to bind him or her and his or her personal representatives, heirs, successors and assigns) to the effect that such tendering holder of accepted ADSs: (i) has not received or sent copies of the Offer Document or any Letter of Transmittal or any Form of Acceptance or any related documents in, into or from Australia, Canada or Japan and has not otherwise utilized in connection with the Offer, directly or indirectly, the Australian, Canadian, or Japanese mails or any means or instrumentality (including, without limitation, facsimile transmission, telex and telephone) of interstate or foreign commerce, or any facilities of a national securities exchange, of Australia, Canada, or Japan, (ii) is accepting the Offer from outside Australia, Canada and Japan and (iii) is not an agent or fiduciary acting on a nondiscretionary basis for a principal, unless such agent or fiduciary is an authorized employee of such principal or such principal has given any instructions with respect to the Offer from outside Australia, Canada or Japan.

  This Letter of Transmittal relates to the tender of Sema ADSs. For the avoidance of doubt, by delivery of this Letter of Transmittal to the US depositary in respect of Sema ADSs, the undersigned agrees not to instruct the depositary (the "ADS depositary") under the deposit agreement between Sema and Citibank, N.A. to accept the Offer for Sema ordinary shares made by Schlumberger in respect of the Sema ordinary shares represented by such Sema ADSs.

  The undersigned further agrees that by delivery of this Letter of Transmittal to the US depositary in respect of Sema ADSs, the undersigned will not, unless such Letter of Transmittal is validly withdrawn, deliver such ADSs to the ADS depositary to request withdrawal of the Sema ordinary shares represented by such Sema ADSs.

  References in this Letter of Transmittal to a holder of Sema ADSs shall include references to the person or persons executing a Letter of Transmittal, and, in the event of more than one person executing a letter of transmittal, the provisions of this Letter of Transmittal shall apply to them jointly and to each of them.

  All authority herein conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer Document, this acceptance is irrevocable.

  Unless otherwise indicated herein under "Special Payment Instructions", the undersigned hereby instructs the US depositary to issue, or cause to be issued, the check for the purchase price in the name(s) of the registered holder(s) appearing under "Description of Sema ADSs Tendered". Similarly, unless otherwise indicated under "Special Delivery Instructions", the undersigned hereby instructs the US Depositary to mail, or cause to be mailed, the check for the purchase price and/or return, or cause to be returned, any Sema ADRs evidencing Sema ADSs in respect of which the Offer is not being accepted or which are not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Sema ADSs Tendered". In the event that the "Special Payment Instructions" and/or the "Special Delivery Instructions" are completed, the undersigned hereby instructs the US depositary to (i) issue and/or mail, or cause to be issued and/or mailed, the check for the purchase price, if any, in the name of, and/or to the address of, the person or persons so indicated, and/or (ii) return, or cause to be returned, any Sema ADRs evidencing Sema ADSs in respect of which the Offer is not being accepted or which are not purchased, if any, to the person at the address so indicated. In the case of a book-entry delivery of Sema ADSs evidenced by Sema ADRs, the undersigned hereby instructs the US Depositary to credit the account maintained at the Book-Entry Transfer Facility with any Sema ADSs in respect of which the Offer is not being accepted or which are not purchased. The undersigned recognizes that the US Depositary will not transfer any Sema ADSs which are not purchased pursuant to the Offer from the name of the registered holder thereof to any other person.

  If the box headed "Pounds Sterling Payment Election" is not checked, the undersigned hereby instructs the relevant payment agent (either the US Depositary or the UK Receiving Agent) to pay them all amounts payable to them pursuant to the Offer in US dollars, converted at the exchange rate obtainable on the spot market in London at approximately 12:00 noon (London time) on the date the cash consideration is made available by Schlumberger Investments to the relevant payment agent for delivery to holders of Sema ADSs and pay such amounts by check payable in US dollars. The actual amount of US dollars received will depend upon the exchange rate prevailing on the day funds are made available to the relevant payment agent by Schlumberger Investments. Sema ADS holders should also be aware that the US dollar/pound sterling exchange rate which is prevailing at the date on which the undersigned executes this Letter of Transmittal and on the date of dispatch of payment may be different from that prevailing on the day funds are made available to the relevant payment agent by Schlumberger Investments. In all cases, fluctuations in the US dollar/pounds sterling exchange rate are at the risk of accepting Sema ADS holders who do not elect to receive their consideration in pounds sterling.

  SUBJECT TO THE TERMS OF THE OFFER DOCUMENT, THIS LETTER OF TRANSMITTAL SHALL NOT BE CONSIDERED COMPLETE AND VALID, AND PAYMENT OF CONSIDERATION PURSUANT TO THE OFFER SHALL NOT BE MADE, UNTIL SEMA ADRs EVIDENCING SEMA ADSs IN RESPECT OF WHICH THE OFFER IS BEING ACCEPTED AND ALL OTHER REQUIRED DOCUMENTATION HAVE BEEN RECEIVED BY THE US DEPOSITARY AS PROVIDED IN THE OFFER DOCUMENT AND THIS LETTER OF TRANSMITTAL.

[_]CHECK HERE IF ANY SEMA ADRs REPRESENTING SEMA ADSs THAT YOU OWN HAVE BEEN
   LOST, STOLEN OR DESTROYED AND SEE INSTRUCTION 12.

                                                                     ----------
Number of Sema ADSs represented by the lost, stolen or destroyed Sema ADRs:

  POUNDS STERLING PAYMENT ELECTION           SPECIAL DELIVERY INSTRUCTIONS

                                           (See Instructions 1, 5, 6 and 7)

 [_]Check box ONLY if you wish to          [_]Check box ONLY if the check for
 receive all (but not part) of the         the purchase price with respect to
 amount of cash consideration to be        Sema ADSs purchased and/or Sema
 paid by a check in pounds                 ADRs evidencing Sema ADSs in
 sterling. If you do not check this        respect of which the Offer is not
 box you will receive payment by a         accepted or which are not
 check in US dollars in an amount          purchased are to be mailed to
 equal to the pound sterling               someone other than the
 amounts payable to you converted          undersigned, or to the undersigned
 to US dollars at the exchange rate        at an address other than that
 obtainable on the spot market in          shown above.
 London at approximately 12:00 noon
 (London time) on the date the cash
 consideration is made available by
 the Offeror to the relevant
 payment agent for delivery to
 holders of Sema ADSs.

                                           Mail:[_] Check
                                           [_] ADR certificates to:


                                           Name: _____________________________
                                                     (Please Print)


 Issue to:__________________________       Address: __________________________


 Name: _____________________________       -----------------------------------
           (Please Print)


                                           -----------------------------------
 Address: __________________________               (Include Zip Code)


 -----------------------------------       -----------------------------------


 -----------------------------------
         (Include Zip Code)

 -----------------------------------
    (Tax Identification or Social
          Security Number)
  (See Substitute Form W-9 included
               herein)

                                   SIGN HERE
              (Also complete substitute Form W-9 included herein)

 Sign Here ___________________________________________________________________

 Sign Here ___________________________________________________________________
                           (Signature(s) of Owner(s))

 Dated _________________, 2001

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on Sema ADRs evidencing Sema ADSs or by person(s) to whom Sema ADRs surrendered have been assigned and transferred, as evidenced by endorsement, stock powers and other documents transmitted herewith. If signature is by any trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or others acting in a fiduciary or representative capacity, please set forth the following and see Instruction 5.)

 Name(s) _____________________________________________________________________
                             (Please Type or Print)

 Capacity (full title) _______________________________________________________

 Address _____________________________________________________________________

    -----------------------------------------------------------------------
                               (Include Zip Code)

 Area Code and Telephone Number ______________________________________________

 Tax Identification or Social Security No. ___________________________________

                           Guarantee of Signature(s)
                           (See Instructions 1 and 5)

 Authorised Signature ________________________________________________________

 Name ________________________________________________________________________
                             (Please Type or Print)

 Title _______________________________________________________________________

 Name of Firm ________________________________________________________________

 Address _____________________________________________________________________

    -----------------------------------------------------------------------
                               (Include Zip Code)

 Area Code and Telephone Number ______________________________________________

 Dated _________________, 2001

                                 INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1.GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal if (a) this Letter of Transmittal is signed by the registered holder(s) of the Sema ADSs evidenced by Sema ADRs in respect of which the Offer is being accepted herewith and such holder(s) have not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) the Offer is being accepted in respect of such Sema ADSs for the account of an eligible institution. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program (an "eligible institution"). See Instruction 5.

  2.DELIVERY OF LETTER OF TRANSMITTAL AND SEMA ADSs. This Letter of Transmittal is to be completed either if Sema ADRs evidencing Sema ADSs are to be forwarded herewith or if delivery is to be made by book-entry transfer to an account maintained by the US Depositary at a Book-Entry Transfer Facility pursuant to the procedures for book-entry transfer set out in Appendix 1, "Part B: Further Terms of the Offer" in the Offer Document. Sema ADRs evidencing Sema ADSs or confirmation of a book-entry transfer of such Sema ADSs into the US tender agent's account at a Book-Entry Transfer Facility, as well as a properly completed and duly executed Letter of Transmittal (or a facsimile thereof or an agent's message in lieu thereof), together with any required signature guarantees and any other documents required by this Letter of Transmittal, or agent's message must be delivered to the US Depositary at one of its addresses set forth herein.

  Sema ADS holders whose Sema ADRs are not immediately available or who cannot deliver their Sema ADRs and all other required documents to the US Depositary or complete the procedures for book-entry transfer prior to the expiration of the Offer may tender their Sema ADSs by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the Guaranteed Delivery procedures set out in Appendix I, "Part B: Further Terms of the Offer" in the Offer Document. Pursuant to the Guaranteed Delivery procedures: (a) such tender must be made by or through an eligible institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Schlumberger Investments must be received by the US Depositary prior to the expiration of the Offer and (c) Sema ADRs evidencing the Sema ADSs in respect of which the Offer is being accepted (or, in the case of Sema ADSs held in book-entry form, timely confirmation of the book-entry transfer of such Sema ADSs into the US Depositary's account at a Book-Entry Transfer Facility as described in the Offer Document), together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof or an agent's message in lieu thereof) with any required signature guarantees and any other documents required by this Letter of Transmittal, are received by the US Depositary within three business days after the date of execution of such Notice of Guaranteed Delivery. For these purposes, a "business day" is any day on which the New York Stock Exchange is open for business.

  THE METHOD OF DELIVERY OF SEMA ADSs EVIDENCED BY SEMA ADRs AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING HOLDERS OF SEMA ADSs. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  No alternative, conditional or contingent acceptance will be accepted and no fractional Sema ADSs will be purchased. All accepting Sema ADS holders, by execution of this Letter of Transmittal (or a facsimile thereof or an agent's message in lieu thereof), waive any right to receive any notice of the acceptance of their Sema ADSs for payment.

  3.INADEQUATE SPACE. If the space provided herein is inadequate, the serial numbers of the certificates and/or the number of Sema ADSs should be listed on a separate schedule attached hereto.

  4.PARTIAL ACCEPTANCES (NOT APPLICABLE TO BOOK-ENTRY TRANSFERS). If fewer than all the Sema ADSs evidenced by Sema ADRs delivered to the US Depositary are to be tendered hereby, fill in the number of Sema ADSs that are to be tendered in the box entitled "Number of ADSs Tendered" on the front page of this Letter of Transmittal. In such case, except as otherwise provided in this Letter of Transmittal, a new Sema ADR for the untendered Sema ADSs will be sent to the registered holder, unless otherwise provided in the appropriate box entitled "Special Delivery Instructions" on this Letter of Transmittal, as promptly as practicable following the date on which Sema ADSs are accepted for payment.

  All Sema ADSs delivered to the US Depositary will be deemed to have been tendered unless otherwise indicated.

  5.SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Sema ADSs tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without any change whatsoever.

  If any of Sema ADSs evidenced by Sema ADRs tendered hereby are owned of record by two or more owners, all such owners must sign this Letter of Transmittal.

  If any of the tendered Sema ADSs are registered in different names on different Sema ADRs, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Sema ADRs.

  If this Letter of Transmittal or any Sema ADRs or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Schlumberger Investments of their authority so to act must be submitted.

  When this Letter of Transmittal is signed by the registered holder(s) of Sema ADSs listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless delivery of the cash is to be to a person other than the registered holder(s). Signatures on such Sema ADRs or stock powers must be guaranteed by an eligible institution.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Sema ADSs listed, Sema ADRs must be endorsed or accompanied by appropriate stock powers signed exactly as the name(s) of the registered holder(s) appear(s) on Sema ADRs evidencing such Sema ADSs. Signatures on such Sema ADRs or stock powers must be guaranteed by an eligible institution.

  6.STOCK TRANSFER TAXES. Schlumberger Investments will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale to it or its order of Sema ADSs evidenced by Sema ADRs pursuant to the Offer. If, however, payment of the cash is to be made to any person other than the registered holder(s), or if the tendered Sema ADSs are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person(s) payment on account of the transfer to such person) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

  Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to Sema ADRs listed in this Letter of Transmittal.

  7.SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price is to be issued in the name of a person other than the signer of this Letter of Transmittal or if the check for the purchase price is to be sent and/or any Sema ADRs evidencing Sema ADSs in respect of which the Offer is not being accepted or which are not purchased are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown on the reverse, the boxes labeled "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed.

  8.POUNDS STERLING PAYMENT ELECTION. If the check for the purchase price is to be issued in pounds sterling, please check the box marked "Pounds Sterling Payment Election". If you do not check such box all pound sterling amounts payable pursuant to the Offer will be converted into US dollars at the exchange rate obtainable on the spot market in London at approximately 12:00 noon (London time) on the date the cash consideration is made available by Schlumberger Investments to the relevant payment agent for delivery to holders of Sema ADSs.

  9.WAIVER OF CONDITIONS. Schlumberger Investments reserves the absolute right in its sole discretion to waive any of the specified conditions of the Offer, in whole or in part, to the extent permitted by applicable law and the rules of the UK Takeover Code.

  10.31% US BACKUP WITHHOLDING. In order to avoid backup withholding of US Federal income tax, a Sema ADS holder must, unless an exemption applies, provide the US Depositary with his or her correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 on this Letter of Transmittal and certify, under penalties of perjury, that such number is correct and that he or she is not subject to backup withholding. If the correct TIN is not provided, a $50 penalty may be imposed by the Internal Revenue Service and cash payments made with respect to the cash may be subject to backup withholding at a rate of 31%.

  Backup withholding is not an additional US Federal income tax. Rather, the US Federal income tax liability of persons subject to backup withholding will be reduced by the amount of such tax withheld. If backup withholding results in an overpayment of taxes, a refund may be applied for from the Internal Revenue Service.

  The TIN that is to be provided on the Substitute Form W-9 is that of the registered holder(s) of the Sema ADSs or of the last transferee appearing on the transfer attached to, or endorsed on, the Sema ADSs. The TIN for an individual is his or her social security number. Each tendering Sema ADS holder generally is required to notify the US exchange agent of his or her correct TIN by completing Substitute Form W-9 contained herein, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN), and that (1) such holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (2) the Internal Revenue Service has notified such holder that such holder is no longer subject to backup withholding (see Part III of Substitute Form W-9). Notwithstanding that the "TIN Applied For" box is checked (and the Certification is completed), the US Depositary will withhold 31% on any cash payment of the purchase price for the cash made prior to the time it is provided with a properly certified TIN.

  Exempt persons (including, among others, corporations) are not subject to backup withholding. A foreign individual or foreign entity may qualify as an exempt person by submitting a statement (on Form W-8), signed under penalties of perjury, certifying such person's foreign status. Form W-8 can be obtained from the US tender agent. A Sema ADS holder should consult his or her tax advisor as to his or her qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

  For additional guidance, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

  11.REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Offer Document, this Letter of Transmittal, the Notice of Guaranteed Delivery or the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the US Depositary, the US Information Agent, the US Forwarding Agent or the UK Receiving Agent, in each case at the appropriate addresses and telephone numbers set forth on the back cover page of the Offer Document.

  12.LOST, DESTROYED OR STOLEN CERTIFICATES. If any Sema ADR evidencing Sema ADSs has been lost, destroyed or stolen, the holder thereof should promptly notify the US exchange agent by checking the box immediately preceding the special payment/special delivery instructions boxes and indicating the number of Sema ADSs evidenced by such lost, destroyed or stolen Sema ADRs. The holder thereof will then be instructed as to the steps that must be taken in order to replace such Sema ADRs. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Sema ADRs have been followed.

  13.HOLDERS OF SEMA ORDINARY SHARES NOT REPRESENTED BY SEMA ADSs. Holders of Sema ordinary shares have been sent a Form of Acceptance with the Offer Document and may not tender Sema ordinary shares pursuant to this Letter of Transmittal except insofar as those shares are represented by Sema ADSs. If any holder of Sema ordinary shares which are not represented by Sema ADSs needs to obtain a copy of a Form of Acceptance, such holder should contact the UK Receiving Agent, the US Forwarding Agent or the US Depositary at the appropriate addresses and telephone numbers set forth on the back cover page of the Offer Document.

February 21, 2001

               PAYER'S NAME: CITIBANK N.A., AS DEPOSITARY AGENT

-------------------------------------------------------------------------------
                         PART 1--PLEASE PROVIDE YOUR
                         TIN IN THE BOX AT RIGHT AND
                         CERTIFY BY SIGNING AND
                         DATING BELOW.

                        ------------------------------  ----------------------

 SUBSTITUTE                                                Social Security
                                                                Number
 Form W-9                Part 2--Awaiting TIN [_]                 or

 Payer's Request for Taxpayer                           ----------------------
 Identification Number (TIN)                                   Employer
                                                        Identification Number
                        -------------------------------------------------------

                         Part 3--Certifications--Under penalties of perjury, I certify that:
                         (1) the number shown on this form is my correct
                             Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
                         (2) I am not subject to backup withholding because:
                             (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                         Certification information-- You must cross out Item
                         (2) above if you have been notified by the IRS that you are temporarily subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (2).

-------------------------------------------------------------------------------

 Name: ________________________________________________________________________
                                 (Please print)

 Address: _____________________________________________________________________
                              (Including Zip Code)

 Signature: ____________________________________________________________ Date:


NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF
      ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
     PART 2 OF SUBSTITUTE FORM W-9

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding that I have checked the box in Part 2 (and have completed this Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me prior to the time I provide the US exchange agent with a properly certified taxpayer identification number will be subject to a 31% backup withholding tax.

 Signature: ____________________________________________________________ Date:

                   The US Information Agent for the Offer is:

                             D. F. King & Co., Inc.

                                77 Water Street
                              New York, N.Y. 10005

                 Banks and Brokers Call Collect: (212) 269-5550
                    All Other Call Toll-Free: (800) 755-7250

                      The Dealer Manager for the Offer is:

                                Lehman Brothers

                          Three World Financial Center
                                200 Vesey Street
                              New York, N.Y. 10285

                          Call Collect: (212) 526-5044

February 21, 2001